   As filed with the Securities and Exchange Commission on August 25, 1998.

                                                     Registration No. 333-61847

================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

  [X] Pre-Effective Amendment No. 1       [  ] Post-Effective Amendment No.
                                                                           ----

                       (Check appropriate box or boxes)
================================================================================

Exact Name of Registrant as Specified in Charter:      Area Code and Telephone Number:

HEARTLAND GROUP, INC.                                  (414) 347-7777

Address of Principal Executive Offices (Number, Street, City, State, Zip Code):

                           790 North Milwaukee Street
                           Milwaukee, Wisconsin 53202

Name and Address of Agent for Service:               With a copy to:

Jilaine Hummel Bauer                                 Conrad G. Goodkind
Vice President and General Counsel                   Quarles & Brady
Heartland Group, Inc.                                411 East Wisconsin Avenue
790 North Milwaukee Street                           Milwaukee, Wisconsin 53202
Milwaukee, Wisconsin 53202

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

The Registrant proposes an effective date of September 18, 1998, pursuant to a request for acceleration.

                             HEARTLAND GROUP, INC.

                             CROSS REFERENCE SHEET

     (Pursuant to Rule 481(a) showing the location in the Prospectus and the Statement of Additional Information of the responses to the Items of Parts A and B of Form N-14.)

                                                       Caption or Subheading in Prospectus
Item No. on Form N-14                                 or Statement of Additional Information
---------------------                                 --------------------------------------
PART A - INFORMATION REQUIRED IN THE PROSPECTUS

1.   Beginning of Registration Statement and         Cover Page
     Outside Front Cover Page of Prospectus

2.   Beginning and Outside Back Cover Page of        Table of Contents
     Prospectus


3.   Fee Table, Synopsis Information, and Risk       Summary; Comparison of the Funds;*
     Factors

4.   Information About the Transaction               Summary; The Proposed Reorganization;
                                                     Appendix A

5.   Information About the Registrant                Summary; Comparison of the Funds;
                                                     Miscellaneous;*

6.   Information About the Company Being             Summary; Comparison of the Funds;
     Acquired                                        Miscellaneous;*

7.   Voting Information                              Voting Information

8.   Interest of Certain Persons and Experts         Miscellaneous

9.   Additional Information Required for             Not Applicable
     Reoffering by Persons Deemed to be
     Underwriters

PART B -- INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

10.  Cover Page                                      Cover Page

11.  Table of Contents                               Not Applicable

12.  Additional Information About the Registrant     *

13.  Additional Information About the Company        *
     Being Acquired

14.  Financial Statements                            Historical Financial Statements

______________________

*Incorporated by reference.

                        [ON HEARTLAND FUNDS LETTERHEAD]

                      HEARTLAND SMALL CAP CONTRARIAN FUND


                              September __, 1998



Dear Shareholder:

     I am writing to ask you to vote for an important proposal to merge the Heartland Small Cap Contrarian Fund into the Heartland Value Fund at a special shareholder meeting to be held on Wednesday, November 4, 1998. This package contains information about the proposal and includes all the material you will need to vote by mail.

     Although the Contrarian Fund was initially offered to investors as an opportunity to combine Heartland Advisors' small cap value investment strategy with the more aggressive tactic of selling short larger cap stocks believed to be fundamentally overvalued, an extended bull market has made this combined objective difficult. As a result, the Fund has not experienced the growth in assets originally anticipated and has been in net redemption for a number of months. After careful consideration of various options, the Fund's Board of Directors has decided to recommend to shareholders to approve a merger of the Contrarian Fund into the Value Fund.

     The proposed merger would give you the opportunity to participate in Heartland's flagship fund, the Heartland Value Fund. The Value Fund has similar investment policies to those of the Contrarian Fund and is managed by me along with my investment colleague, Eric Miller. Together, we have over 35 years of investment experience. Your Board of Directors believes the merger will allow us to do what we do best: value investing in small company stocks. In addition, the merger should allow you to benefit from the economies of scale of the larger Value Fund.

     The Board of Directors has determined to effect the merger in a taxable transaction. The Directors believe that a taxable transaction will benefit Contrarian Fund shareholders by enabling most of you to recognize tax losses upon the exchange of your Contrarian Fund shares for shares of the Value Fund based on the difference between the value of the Value Fund shares received in the exchange and your tax basis in the Contrarian Fund shares surrendered in the exchange.

     Although the Value Fund has been closed to new investors for over three years, we have decided to re-open it following the merger, subject to a $25,000 initial purchase minimum. However, by becoming a Value Fund shareholder upon the closing of the merger, you will automatically become eligible to purchase additional shares of the Value Fund and will not be subject to the $25,000 purchase minimum.

     Attached are answers to questions we anticipate some of you may have about the merger. We hope they help you understand the proposed merger. The enclosed proxy statement/prospectus contains a detailed description of the proposed merger. Please read it carefully and cast your vote by completing and returning the enclosed proxy card. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-800-432-7856. We will be glad to help you.

                                                   Sincerely,

                                                   William J. Nasgovitz
                                                   President

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

     Although you should read the full text of the enclosed proxy statement/prospectus, we hope this brief overview will explain why your Board of Directors believes you should vote for the proposal to merge the Heartland Small Cap Contrarian Fund into the Heartland Value Fund.

Why has the Board of Directors decided to recommend the merger of the Contrarian Fund and the Value Fund?

     Merging the Contrarian Fund and the Value Fund and discontinuing short sales activities will permit the members of Heartland's small cap research team to focus all of their time, energy and resources on finding undervalued small company stocks. This focus is believed to offer shareholders excellent capital appreciation potential over the long-term period. As a result, your Directors concluded that the interests of the Contrarian Fund shareholders would be better served if the Fund were merged with the Value Fund at this time.

What are the advantages of the merger?

     Your Directors believe the proposed merger will allow shareholders to benefit from a more focused investment strategy. Your assets would continue to be invested in a portfolio of small cap companies. However, many of the aggressive investment strategies used in managing the Contrarian Fund will not be used in managing the Value Fund. In addition, because the Value Fund is larger than the Contrarian Fund, the Directors believe all shareholders will benefit from economies of scale. Finally, effecting the merger in a taxable transaction will permit most of the Contrarian Fund's shareholders to capture tax losses when their Contrarian Fund shares are exchanged for shares of the Value Fund.

Do the Funds merged have similar investment policies?

     Both Funds seek long-term growth by investing primarily in equity securities of companies with small market capitalizations. The funds differ primarily in that, unlike the Contrarian Fund, the Value Fund does not seek to achieve its objective through aggressive investment strategies, such as uncovered short sales or leverage.

Who is the portfolio manager for these Funds?

     William J. Nasgovitz manages the Contrarian Fund and will continue to co-manage the Value Fund with Eric J. Miller after the merger.

How do the expense structures of the funds compare?

     The Contrarian Fund and the Value Fund have similar expense structures. Each fund pays the same investment management fee, which, on an annualized basis, is 0.75 of 1% of the Fund's average daily net assets. For the six months ended June 30, 1998, the annualized expense ratio of the Contrarian Fund was 1.32% compared to 1.11% for the Value Fund.

What will be the size of the Value Fund after the merger and what impact is that expected to have on the Fund?

     As of August 31, 1998, the net assets of the Contrarian Fund and the Value Fund were $______ million and $_______ billion, respectively. The Value Fund is expected to be larger in terms of the number of portfolio companies it holds after the merger. The merger will focus the portfolio management responsibility. The advisor, Heartland Advisors, Inc., believes it will be more efficient for the two Funds to be managed as a single investment portfolio.

How have the Funds performed relative to each other?

     The table below shows average annual total returns for both Funds over the last one- and three-year periods and since inception. Average annual total returns are historical and include changes in share price, reinvestment of dividends and capital gains. The inception dates for the Value Fund and for the Contrarian Fund are December 28, 1984 and April 27, 1995, respectively. Please keep in mind that past performance is no guarantee of future results. You may have a gain or a loss when you sell your shares.

                    Average Annual Total Return as of June 30, 1998
                    -----------------------------------------------
                      1 Year         3 Year         Since Inception
                      ------         ------         ---------------
Value Fund             12.22%         18.99%             16.97%

Contrarian Fund         1.40%         11.29%             14.71%


How will you determine the number of shares of the Value Fund that I will receive?

     As of the close of business on the closing date of the merger, shareholders will receive the number of full and fractional shares of the Value Fund that is equal in value to the net asset value of their shares of the Contrarian Fund on that date. As a result, there will be no dilution in the value of the shares issued to shareholders of the Contrarian Fund or in the shares currently held by shareholders of the Value Fund. The anticipated closing date is November 6, 1998.

What are the federal tax implications of the merger?

     The Board of Directors has determined that it would be in the best interests of the Fund and its shareholders to effect the merger as a taxable transaction. As a shareholder of the Contrarian Fund, you will recognize gain or loss on the exchange of your Contrarian Fund shares for shares of the Value Fund. Your gain or loss will be the difference between the value of the Value Fund shares you receive in the merger and your tax basis in the Contrarian Fund shares you surrender in the merger. The value of the Value Fund shares you receive in the merger will be equal to the value of your Contrarian Fund shares immediately prior to the merger. It is expected that most of the Contrarian Fund shareholders will be able to capture tax losses when their Contrarian Fund shares are exchanged for shares of the Value Fund.

How will I know whether the merger has created a gain or a loss for me?

     After the first of the year, you will receive year-end tax reports from Heartland. The reports will clearly state all of the information that you need for preparing your tax returns.

Has the Board of Directors approved the proposal?

     Yes. The Board of Directors has unanimously approved the proposal and recommends that you vote in favor of the proposal.

Will I be able to make additional investments in the Value Fund after the merger?

     Yes. The Board of Directors has decided to re-open the Value Fund effective on November 9, 1998. Beginning on that date, new accounts may be opened in the Value Fund, subject to an initial purchase minimum of $25,000 ($500 for IRA accounts). Because you will become a Value Fund shareholder upon the closing of the merger, you will not be required to meet these purchase minimums and will automatically become eligible immediately following the closing date to purchase additional shares of the Value Fund.

What if there are not enough votes to reach a quorum by the scheduled date of the shareholder meeting?

     Although we expect to have a quorum for the meeting, if a quorum were not obtained, the meeting would need to be postponed to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that the meeting is not delayed.

How many votes am I entitled to cast?

     You are entitled to one vote for each share of the Contrarian Fund that you
     owned on the record date. The record date was September   , 1998.


How do I vote my shares?

     Voting is easy. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage paid envelope. If you need any assistance or have any questions concerning the proposal or
     how to vote your shares, please call Heartland at 1-800-   -    .

How do I sign the proxy card?


Individual Accounts:     Shareholders should sign exactly as their names appear
                         on the account registration shown on the card.

Joint Accounts:          Either owner may sign, but the name of the person
                         signing should conform exactly to a name shown in the registration.

All Other Accounts:      The person signing must indicate his or her capacity.
                         For example, a trustee for a trust or other entity should sign, "Jane F. Doe, Trustee."


  This material may be used only when preceded or accompanied by a prospectus.
              Heartland Advisors, Inc., distributor.  Member SIPC.

                             HEARTLAND GROUP, INC.
                      HEARTLAND SMALL CAP CONTRARIAN FUND

                          790 North Milwaukee Street
                          Milwaukee, Wisconsin 53202
                       (414) 289-7000 or 1-800-432-7856


                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                              on November 4, 1998


To the Shareholders of the Heartland Small Cap Contrarian Fund:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Heartland Small Cap Contrarian Fund (the "Contrarian Fund"), a mutual fund portfolio of Heartland Group, Inc. ("Heartland"), will be held on Wednesday, November 4, 1998, at 4:00 p.m., Central Time, at __________________ _______________, Milwaukee, Wisconsin. The purpose of the Meeting is to consider and to act upon the following proposals:

     1. To approve a Plan of Reorganization and Liquidation (the "Plan") providing for the transfer of all the assets of the Contrarian Fund (net of its liabilities) to the Heartland Value Fund (the "Value Fund"), another mutual fund portfolio of Heartland, in exchange solely for shares of Value Fund Common Stock, followed by the pro rata distribution of such shares of Value Fund Common Stock to the Contrarian Fund shareholders.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of Heartland has fixed the close of business on September __, 1998, as the record date for the determination of shareholders of the Contrarian Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                        By Order of the Board of Directors



                                        LOIS SCHMATZHAGEN
                                            Secretary

September __, 1998



       YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY CARD PROMPTLY


SHAREHOLDERS ARE URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED POST-PAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                             HEARTLAND GROUP, INC.
                      HEARTLAND SMALL CAP CONTRARIAN FUND

                           790 North Milwaukee Street
                           Milwaukee, Wisconsin 53202
                        (414) 289-7000 or 1-800-432-7856

                                 ==============
                           PROXY STATEMENT/PROSPECTUS
                                 ==============

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of Heartland Group, Inc. ("Heartland") for use at a Special Meeting of Shareholders of the Heartland Small Cap Contrarian Fund (the "Contrarian Fund"), a mutual fund portfolio of Heartland, to be held at 4:00 p.m., Central Time, on Wednesday, November 4, 1998, at _______________ ____________________, Milwaukee, Wisconsin (the
"Meeting").

     The purpose of the Meeting is to consider and vote on a Plan of Reorganization and Liquidation (the "Plan") which would merge the Contrarian Fund with and into the Heartland Value Fund (the "Value Fund"), another mutual fund portfolio of Heartland. Pursuant to the Plan, all of the assets of the Contrarian Fund (net of its liabilities) would be acquired by the Value Fund in exchange solely for shares of common stock, par value $.001 per share ("Common Stock"), of the Value Fund. Shares of Common Stock of the Value Fund received by the Contrarian Fund would then be distributed pro rata to shareholders of the Contrarian Fund, and the Contrarian Fund would be liquidated and discontinued as a separate mutual fund portfolio of Heartland. It is expected that the value of each Contrarian Fund shareholder's account in the Value Fund after these proposed transactions (the "Reorganization") would be the same as the value of such shareholder's account in the Contrarian Fund immediately prior to the Reorganization. The Reorganization will be a taxable event, which will result in each shareholder of the Contrarian Fund recognizing gain or loss through the exchange of shares in the Reorganization based on the difference between the value of the Value Fund shares received in the Reorganization and such shareholder's tax basis in the Contrarian Fund shares surrendered in the Reorganization. See "The Proposed Reorganization."

     The investment objective of the Value Fund is long-term capital appreciation. The Value Fund seeks to achieve its objective through investment in small company stocks selected on a value basis.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Contrarian Fund should know before voting on the Reorganization. It also constitutes an offering of shares of the Value Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference. The Statement of Additional Information, dated September ____, 1998, relating to this Proxy Statement/Prospectus (the "Contrarian Fund Reorganization SAI"), as well as the Prospectus and the Statement of Additional Information of Heartland (covering both the Contrarian Fund and the Value Fund), each dated May 1, 1998 (the "May 1, 1998 Prospectus" and the "May 1, 1998 SAI," respectively), have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated herein by reference. Copies of these documents may be obtained without charge by contacting Heartland Advisors, Inc. ("Heartland Advisors"), distributor for Heartland, at the address or telephone number given above. The May 1, 1998 Prospectus accompanies this Proxy Statement/Prospectus. Excerpts from Heartland's 1997 Annual Report to Shareholders (the "Annual Report") regarding the Contrarian Fund and the Value Fund are attached to this Proxy Statement/Prospectus as Appendix A.

     The date of this Proxy Statement/Prospectus is September ____, 1998.

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
SUMMARY...........................................................................  3
     Introduction.................................................................  3
     Proposed Reorganization......................................................  3
     Reasons for the Proposed Reorganization......................................  4
     Summary of Investment Objectives and Policies................................  4
     Management and Operations; Advisory and Distribution Fees....................  4
     Portfolio Managers...........................................................  5
     Purchases and Redemptions; Shareholder Services..............................  5
     Expenses.....................................................................  5
     Federal Tax Consequences.....................................................  6

COMPARISON OF THE FUNDS...........................................................  6
     Investment Objectives and Policies; Risk Factors.............................  6
     Portfolio Turnover...........................................................  9
     Performance Information......................................................  9
     Other Information About the Contrarian Fund, the Value Fund and Heartland....  9

THE PROPOSED REORGANIZATION....................................................... 10
     Description of the Plan...................................................... 10
     Interfund Trades............................................................. 11
     Reasons for the Proposed Reorganization...................................... 11
     Description of Securities to Be Issued....................................... 12
     Tax Considerations........................................................... 12
     Capitalization............................................................... 13

VOTING INFORMATION................................................................ 13
     Quorum....................................................................... 14
     Shareholder Approval......................................................... 14

MISCELLANEOUS..................................................................... 15
     Principal Shareholders....................................................... 15
     Auditors..................................................................... 15
     Interests of Experts and Counsel............................................. 15
     Other Matters................................................................ 15
     Shareholder Meetings......................................................... 15
     Available Information........................................................ 15

EXCERPTS FROM THE 1997 ANNUAL REPORT TO SHAREHOLDERS..............................A-1

PLAN OF REORGANIZATION AND LIQUIDATION............................................B-1

                                    SUMMARY


     This Proxy Statement/Prospectus is being furnished to the shareholders of the Contrarian Fund in connection with the solicitation of proxies by the Board of Directors of Heartland to be used at a Special Meeting of Shareholders of the Contrarian Fund to be held on Wednesday, November 4, 1998, at 4:00 p.m., Central Time, at _____________________________________________, Milwaukee, Wisconsin.
The purpose of the Meeting is to consider and vote on the Plan, pursuant to which the Value Fund would acquire all of the assets of the Contrarian Fund (net of its liabilities) in exchange for shares of Common Stock of the Value Fund, which shares would be distributed, pro rata, to the shareholders of the Contrarian Fund, and the Contrarian Fund would be liquidated and discontinued.

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including a copy of the Plan attached hereto as Appendix B), as well as the May 1, 1998 Prospectus, which is incorporated by reference herein and accompanies this Proxy Statement/Prospectus. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Plan and the May 1, 1998 Prospectus.

Introduction

     Shareholders of the Contrarian Fund will be asked at the Meeting to vote upon and approve the Plan and the Reorganization. If approved, the Reorganization is expected to be consummated following the close of business on November 6, 1998, or such later date as Heartland may determine (the "Closing Date").

     The Small Cap Contrarian and Value Funds (collectively, the "Funds") are two of nine mutual fund portfolios currently offered by Heartland. The other seven mutual fund portfolios of Heartland are not involved in the transactions contemplated by the Plan.

     Prior to the Reorganization, shareholders of the Contrarian Fund may continue to purchase shares of the Contrarian Fund in their existing accounts. Following the Reorganization, shareholders of the Contrarian Fund will continue to enjoy the privileges of the Heartland family of funds as shareholders of the Value Fund. The Plan will allow shareholders of the Contrarian Fund to become shareholders of the Value Fund which has a similar investment objective to that of the Contrarian Fund but lower annual operating expenses and a longer operating history.

     The Reorganization will be a taxable event to the Contrarian Fund and its shareholders. See "Summary - Federal Tax Consequences" and "The Proposed Reorganization - Tax Considerations" below.

Proposed Reorganization

     The Plan describes the essential terms of the proposed Reorganization and is set forth in full as Appendix B to this Proxy Statement/Prospectus. Pursuant to the Plan, all of the assets of the Contrarian Fund (net of its liabilities) would be transferred to the Value Fund in exchange for the Value Fund's issuance to the Contrarian Fund of shares of Common Stock of the Value Fund. The aggregate net asset value of the Value Fund shares issued in the Reorganization would be equal to the aggregate value of the assets of the Contrarian Fund transferred in the Reorganization. The Contrarian Fund would pay or make provision for the payment of all of its accrued liabilities, and distribute the shares of the Value Fund received by it in the Reorganization to its shareholders on a pro rata basis. Thereafter, the Contrarian Fund would be discontinued as a designated series of shares of Heartland, and the shareholders of the Contrarian Fund would become shareholders of the Value Fund. It is expected that the value of each shareholder's account in the Value Fund immediately after the Reorganization would be the same as the value of such shareholder's account in the Contrarian Fund immediately prior to the Reorganization.

Reasons for the Proposed Reorganization

     The Board of Directors believes that the lack of growth and net redemptions experienced by the Contrarian Fund in recent months may suggest limited interest in the Fund as an alternative to other mutual funds that invest in small company stocks. It may also suggest that certain of the Contrarian Fund's aggressive investment techniques, which include short selling and leverage, may not be attractive or desirable for many "small cap" investors. The Board of Directors further believes that the relatively small size of the Contrarian Fund places it at a disadvantage in attempting to achieve its investment objective and to compete with larger mutual funds having similar investment objectives and programs. Finally, the Board of Directors believes that the Contrarian Fund shareholders would be better served if the time, energy and resources of its investment advisor were focused on selecting undervalued small company stocks for investment rather than searching for larger companies to sell short under current market conditions. As a result, the Board of Directors believes there is no compelling reason to manage the Contrarian Fund separate from the Value Fund.

     The Reorganization would combine two Funds with similar investment objectives, policies (except for certain of the Contrarian Fund's investment strategies) and fee structures, and identical adviser and other service providers, and enable shareholders to remain in the Heartland family of funds. The Board also believes that the combination of the Funds will result in cost savings through economies of scale. See "Comparison of the Funds - Other Information About the Contrarian Fund, the Value Fund and Heartland."

     For these and additional reasons set forth below under "The Proposed Reorganization - Reasons for the Proposed Reorganization," the Board of Directors of Heartland has concluded that the proposed Reorganization is fair to, and in the best interests of, the shareholders of the Contrarian Fund.

     THE BOARD OF DIRECTORS OF HEARTLAND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE CONTRARIAN FUND VOTE FOR APPROVAL OF THE PLAN AND THE REORGANIZATION.

Summary of Investment Objectives and Policies

     The investment objective and policies of the Value Fund are similar to those of the Contrarian Fund, although there are some differences. The Value Fund's investment objective is long-term capital appreciation, and the Contrarian Fund's investment objective is maximum long-term growth. The Value Fund seeks to achieve its objective through investment in small company stocks selected on a value basis, while the Contrarian Fund seeks to achieve its objective through aggressive, yet flexible, value investing in small company stocks. Under normal market conditions, the Contrarian Fund invests at least 65% of its total assets in equity securities of smaller companies with market capitalizations of less than $750 million. Although the Value Fund may invest in securities of companies with larger market capitalizations, it invests primarily in equity securities of small companies with market capitalizations of less than $750 million. In selecting securities for both Funds, Heartland Advisors considers whether the security is undervalued relative to a set of factors, including those described in the accompanying May 1, 1998 Prospectus under "Heartland's Value Criteria for Investing in Stocks." As described more fully under "Comparison of the Funds," however, in pursuit of its investment objective the Contrarian Fund may engage in certain investment practices, such as short sales and the use of leverage, that entail greater risks than the investment practices of the Value Fund.

Management and Operations; Advisory and Distribution Fees

     Heartland Advisors, Inc. ("Heartland Advisors") serves as investment advisor and distributor for both Funds. The investment advisory fee paid by each Fund to Heartland Advisors is 0.75 of 1% of the Fund's average daily net assets during the year. Each Fund has an identical reimbursement-type distribution plan permitting the Fund to pay Heartland Advisors a quarterly distribution fee of up to 0.25 of 1% of its average daily net assets computed on an annual basis. Firstar Trust Company is custodian and transfer and dividend disbursing agent for each Fund.

Portfolio Managers

     William J. Nasgovitz is portfolio manager for the Contrarian Fund and is co-portfolio manager, along with Eric J. Miller, CMA, for the Value Fund. Mr. Nasgovitz has managed or co-managed the two Funds since commencement of their operations. Mr. Nasgovitz has been President and a director of Heartland and Heartland Advisors since 1982, and was Senior Vice President-Investments with Dain Bosworth Incorporated from 1988 to June 1992. Eric J. Miller, CMA, is co-portfolio manager of the Value Fund. Mr. Miller, a Senior Vice President of Heartland Advisors, has co-managed the Value Fund since July 1997. He has been a director of Heartland Advisors since 1997 and a portfolio manager and research analyst for advisory clients since January 1994. Prior to joining Heartland Advisors, Mr. Miller had been with American Appraisal Associates, Inc. since 1986, serving as Vice President, Head of U.S. Appraisal Operations.


Purchases and Redemptions; Shareholder Services

     Shares of each Fund are sold without a sales charge. Although the Funds differ with respect to purchases of shares by new investors as discussed under "Comparison of the Funds - Other Information About the Contrarian Fund, the Value Fund and Heartland," the manner in which shares of each Fund may be purchased and redeemed, as well as the exchange rights and other shareholder services offered by each Fund, are identical. See "How to Buy Shares," "How to Redeem Shares" and "Shareholder Services" in the accompanying May 1, 1998 Prospectus.


Expenses

     The following table sets forth the shareholder transaction expenses and annual operating expenses for the Funds, including pro forma expenses estimated by management (giving effect to the Reorganization), for the fiscal year ended December 31, 1997. The purpose of this expense information is to illustrate the various costs and expenses an investor will bear directly or indirectly in the Funds. More detailed information concerning these expenses is set forth in the sections entitled "How To Buy Shares," "The Distribution Plan" and "The Funds and the Heartland Organization" in the accompanying May 1, 1998 Prospectus. The examples shown below should not be considered a representation of future expenses. Actual expenses may be greater or less than shown.

                                                                   PRO FORMA
                                            CONTRARIAN    VALUE     COMBINED
                                               FUND        FUND       FUND
                                            ----------    -----    ----------
SHAREHOLDER TRANSACTION EXPENSES

Sales Load on Purchases                        None        None       None

Sales Load on Reinvested Dividends             None        None       None

Redemption Fees*                               None        None       None

Exchange Fees                                  None        None       None


ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)

Management Fees                                .75%        .75%       .75%

12b-1 Fee                                      .25%        .25%       .25%

Other Expenses                                 .30%        .12%       .12%
                                              ----        ----       ----
Total Fund Operating Expenses                 1.30%       1.12%      1.12%


---------------

* The Transfer Agent charges a wire fee for the return of redemption proceeds requested by wire transfer. The fee is currently $12.00.

     Example
     -------

You would pay the following expenses on a $1,000 investment, assuming: (1) 5% annual return and (2) redemption at the end of each time period:

                             1 year  3 years  5 years  10 years
                             ------  -------  -------  --------
 Contrarian Fund               $13     $41      $71      $157

 Value Fund                    $11     $36      $62      $136

 Pro Forma Combined Fund       $11     $36      $62      $136

Federal Tax Consequences

     As described more fully under "The Proposed Reorganization - Tax Considerations", below, the Reorganization will be a taxable event to the Contrarian Fund and its shareholders. Consequently, the Contrarian Fund will recognize gain or loss on the transfer of its portfolio securities to the Value Fund in the Reorganization. It is expected that the Contrarian Fund will have a net capital loss which will not be carried over to the Value Fund. Shareholders of the Contrarian Fund will recognize gain or loss on the exchange of their Contrarian Fund shares for shares of the Value Fund, based on the difference between the value of the Value Fund shares received in the exchange and the shareholder's tax basis of the Contrarian Fund shares surrendered in the exchange.


                            COMPARISON OF THE FUNDS

Investment Objectives and Policies; Risk Factors

     The investment objectives and policies of the Contrarian Fund and Value Fund are similar, although, as described below, the Contrarian Fund takes a more aggressive investment approach than does the Value Fund. The investment objective of each Fund is fundamental and may not be changed without shareholder approval. All of the investment restrictions of the Value Fund are fundamental, while many of the investment restrictions of the Contrarian Fund are non-fundamental. For a more complete description of the investment objectives and policies of the two Funds, as well as the risk factors associated with their policies, please read the information under "Investment Objectives and Policies" in the accompanying May 1, 1998 Prospectus.

     The Contrarian Fund's investment objective is maximum long-term growth, while the Value Fund's objective is long-term capital appreciation. The Contrarian Fund seeks to achieve its objective by aggressive, yet flexible, value investing in smaller companies that are attractively priced. The Contrarian Fund seeks to take advantage of both rising and, to a lesser degree, declining markets. Under normal market conditions, at least 65% of the Contrarian Fund's total assets are invested in equity securities of smaller companies with market capitalizations of less than $750 million. The Value Fund also seeks to achieve its objective by value investing in equity securities of smaller companies. While the Value Fund may invest in securities of companies with larger market capitalizations, it invests primarily in equity securities of small companies with market capitalizations of less than $750 million. As of June 30, 1998, the median market capitalizations of the long positions in the portfolios of the Contrarian Fund and the Value Fund were approximately $55 million and $94 million, respectively, with a weighted average market capitalization for the Funds' portfolios of approximately $121 million and $540 million, respectively. In selecting equity securities for both Funds, Heartland Advisors considers whether the security is undervalued relative to the same set of factors, including those described under "Heartland's Value Criteria for Investing in Stocks" in the accompanying May 1, 1998 Prospectus.

     Diversification. As a matter of fundamental policy, the Contrarian Fund will not purchase the securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of its total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer. As a result, the Contrarian Fund may, under certain circumstances, invest more than 5% of its total assets in securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer. The Value Fund has the same fundamental policy except that it applies to 100% of its total assets. Neither Fund will concentrate more than 25% of its assets in any one industry. These limitations do not apply to U.S. Government securities.

     Short Sales. The Contrarian Fund may sell securities short (sell a security which the Fund does not then own for delivery at a future date) and borrow the same security from a broker or other institution to complete the sale. The Contrarian Fund may engage in such short selling when it anticipates that the price of the security will decline. The Value Fund does not engage in such short selling activities.

     Each Fund may engage in "short sales against the box," a less aggressive investment technique that involves selling a security that the Fund owns (or has an unconditional right to purchase) for delivery at a specified date in the future, to hedge protectively against anticipated declines in the market price of its portfolio's securities. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. Each Fund may also engage in short sales of an issuer ("acquiror") that has publicly announced a proposed or a pending transaction in which portfolio securities of the Fund will be converted into securities of the acquiror. Each Fund will maintain a segregated collateral account with its custodian to cover open short positions in acquiror securities. If the value of an acquiror's security sold short were to increase relative to the segregated collateral, the Fund would lose the opportunity to participate in the appreciation and could also be required to purchase additional shares of the shorted security to close out the position or settle the position in cash.

     The Contrarian Fund will not sell short securities whose underlying value exceeds 25% of its total assets and will limit short sales (other than short sales against the box or of acquiror securities) of any one issuer's securities to 2% of the Fund's total assets and to 2% of any one class of the issuer's securities. The Value Fund will limit short sales against the box and of acquiror securities so that no more than 5% of its total assets would be subject to open short positions, and no more than 10% of the Fund's net assets would be held as collateral for such positions.

     Illiquid Investments. The Contrarian Fund may invest up to 10% of its assets in illiquid securities. Although illiquid securities may offer greater appreciation potential than liquid securities, the absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell an investment promptly at an acceptable price. The Value Fund may not invest in illiquid securities.

     Options, Futures Contracts and Options on Futures Contracts. Each Fund may engage in transactions in options, futures contracts, and options on futures contracts to hedge protectively against anticipated declines in the market value of its portfolio securities, or against increases in the market values of securities it intends to purchase, to manage exposure to changing interest rates or as a hedge against changes in prevailing levels of currency exchange rates. The Funds may not use these instruments for speculation.

     The Contrarian Fund may buy and sell options and futures, including purchasing and writing put and call options and options on futures, based on any type of security, index or currency related to its investments, including options and futures traded on foreign exchanges and options not traded on exchanges.

     The Value Fund may write covered call options and purchase put options that are traded on recognized U.S. exchanges with respect to specific securities and may enter into closing transactions with respect to such options. The Value Fund also may sell covered call options and purchase put options on foreign currencies and on stock indices composed of securities of the same general character as the Fund's portfolio and may enter into closing transactions with respect to such options. The Value Fund may purchase and sell futures contracts, including interest rate futures, index futures and currency futures, that are traded on a recognized U.S. exchange, board of trade or similar entity, or quoted on an automated quotation system. The Value Fund may also write covered call options and purchase put options on futures contracts and enter into closing transactions with respect to such options.

     Options and futures can be highly volatile investments and involve certain risks. Successful hedging strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Attempts to use such investments for hedging purposes may not be successful and could result in reduction of a Fund's total return.

     Foreign Securities. The Value Fund may invest up to 15% of its assets directly in the securities of foreign issuers traded outside of the United States ("Non-U.S. Traded Foreign Securities"). The Contrarian Fund may invest up to 25% of its assets in Non-U.S. Traded Foreign Securities or in any one currency. Each Fund may also invest in foreign securities in domestic markets through depository receipts and securities of foreign issuers that are traded on a registered U.S. stock exchange or the Nasdaq National Market System and in foreign securities guaranteed by a United States person without regard to these limitations. While investment in foreign securities is intended to reduce risk by providing further diversification, such investments involve certain risks in addition to the credit and market risks normally associated with domestic securities.

     Borrowings and Leverage. The Contrarian Fund may borrow from banks up to one-third of its total assets, and may pledge its assets in connection with such borrowings. If the Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage. This leverage may exaggerate changes in the Contrarian Fund's share value and the gains and losses on the Fund's investments. Borrowing also creates interest expenses that may exceed the return on investments made with the borrowings.

     As a fundamental policy, the Value Fund will not borrow money or property except for temporary or emergency purposes. If the Value Fund ever should borrow money, it would borrow only from banks and in an amount not exceeding 10% of the market value of its total assets (not including the amount borrowed).
The Value Fund will not pledge more than 15% of its net assets to secure such borrowings. In the event the Value Fund's borrowings exceeds 5% of the market value of its total assets, it will not invest in any additional portfolio securities until its borrowings are reduced to below 5% of its total assets.

     High Yield Debt Securities. Each Fund may invest in debt securities, including non-investment grade securities (commonly known as "junk bonds"). The Contrarian Fund may invest up to, but less than, 35% of its total assets in debt securities, including non-investment grade debt securities rated as low as the lowest rating category assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's ("S&P"). The Value Fund may invest up to 5% of its net assets in debt securities rated "B" or above or judged by Heartland Advisors to be of comparable quality. Non-investment grade securities are regarded, on balance, as predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds typically offer higher rates of return, they involve greater risk, including greater risk of default and loss of principal.

     Other Securities and Instruments. The Contrarian Fund may invest in securities of other investment companies, real estate investment trusts ("REITs"), zero coupon bonds, stripped obligations and indexed securities, and may enter into repurchase agreements and reverse repurchase agreements. The Value Fund may not invest in or enter into any of these securities, instruments or agreements.

Portfolio Turnover

     The Value Fund will not trade portfolio securities for short-term profits, but when circumstances warrant, securities may be sold without regard to their holding period. The Contrarian Fund may engage in short-term trading. During the fiscal years ended December 31, 1997 and 1996, the portfolio turnover rates for the Value Fund were 55% and 31%, respectively; and for the Contrarian Fund the portfolio turnover rates were 103% and

57%, respectively. A high portfolio turnover rate may increase transaction costs and may affect taxes paid by shareholders to the extent short-term gains are distributed.

Performance Information

     Average annual return information (unaudited) for the Funds for the periods ended June 30, 1998 is set forth below. Performance figures are historical and not predictive of future results.

                   1-Year   3-Year   5-Year   10-Year   Since Inception*
                   ------   ------   ------   -------   ----------------
Value Fund         12.22%   18.99%   18.06%    16.50%        16.97%

Contrarian Fund     1.40%   11.29%     NA        NA          14.71%

_______________

* The inception dates of the Value Fund and the Contrarian Fund are December 28, 1984 and April 27, 1995, respectively.

     For management's discussion and analysis of the factors affecting the Funds' performance for 1997, see Appendix A, which is an excerpt from the Annual Report.

Other Information About the Contrarian Fund, the Value Fund and Heartland

     Effective November 9, 1998, the Value Fund will be re-opened to new investors subject to an initial minimum purchase amount of $25,000 for all new accounts ($500 for IRA accounts) including those opened through intermediaries. The Value Fund will reserve the right not to accept purchases through any intermediary arrangement that Heartland's officers determine employs investment strategies which are not in the best interests of the Value Fund and its shareholders. At the present time, shareholders of the Value Fund may purchase additional shares of the Value Fund by adding to an existing account. Shareholders of the Contrarian Fund will be permitted to purchase additional shares of the Value Fund after they become shareholders of the Value Fund as a result of the Reorganization.

     The Contrarian Fund is currently closed to new investors. Beginning seven days prior to the Closing Date, no orders to purchase additional shares will be accepted.

     For additional information about the Contrarian Fund, Value Fund and Heartland, including the organization and operation of Heartland, condensed historical financial information of the two Funds, the principal risk factors associated with investments in the Funds, management of Heartland (including information about Heartland Advisors and other service providers providing services to the two Funds and to Heartland), the capital stock of Heartland, purchases and redemptions of shares of Heartland, and dividends, capital gains distributions and taxes, please read the accompanying May 1, 1998 Prospectus.

                          THE PROPOSED REORGANIZATION

     The Board of Directors of Heartland recommends that the shareholders of the Contrarian Fund vote to approve the Plan and the Reorganization contemplated thereby. The Board of Directors approved the Plan out of the belief that the Plan is fair to, and in the best interests of, the shareholders of the Contrarian Fund.

Description of the Plan

     The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix B to this Proxy Statement/Prospectus.

     The Plan contemplates the transfer of all of the assets of the Contrarian Fund (net of its liabilities) to the Value Fund in exchange for shares of Common Stock of the Value Fund, and the pro rata distribution on the Closing Date of such shares of the Value Fund to the shareholders of the Contrarian Fund.

     The Value Fund would acquire all of the assets of the Contrarian Fund (net of its liabilities), including without limitation all cash, cash equivalents, securities, receivables and other property owned by the Contrarian Fund, but excluding cash assets of the Contrarian Fund sufficient to pay all of its accrued but unpaid liabilities as of the Closing Date. The Value Fund would not assume any debts, liabilities, obligations or duties of the Contrarian Fund. Rather, cash assets of the Contrarian Fund would be set aside to pay, as they come due, all such liabilities. Such liabilities may include without limitation:
(a) amounts owed to shareholders of the Contrarian Fund with respect to capital gains distributions and/or dividends declared but remaining unpaid as of the Closing Date; (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Contrarian Fund up to and including the Closing Date and/or expected to be incurred following the Closing Date in connection with the winding up and liquidation of the Contrarian Fund; and (c) the costs and expenses incurred by the Contrarian Fund in connection with carrying out the transactions contemplated by the Plan, including legal and accounting fees and costs relating to the calling and holding of the Meeting and the solicitation of proxies in connection therewith (estimated at $125,000).

     In consideration for the assets of the Contrarian Fund transferred in the Reorganization, the Value Fund would issue to the Contrarian Fund shares of Value Fund Common Stock having an aggregate net asset value equal to the value of the assets so transferred by the Contrarian Fund. The assets of the Contrarian Fund and the per share net asset value of the shares of Value Fund Common Stock would be valued as of the close of business on the New York Stock Exchange on the Closing Date. All such valuations would be conducted in accordance with the policies and procedures of the Value Fund or the Contrarian Fund, as the case may be, as described under "Determination of Net Asset Value Per Share" in the accompanying May 1, 1998 Prospectus.

     On the Closing Date, the Contrarian Fund would distribute pro rata to its shareholders of record the shares of Common Stock of the Value Fund received by the Contrarian Fund. Such distribution would be accomplished by opening accounts on the books of the Value Fund in the names of shareholders of the Contrarian Fund and by transferring the shares credited to the account of the Contrarian Fund on the books of the Value Fund. Each account opened would represent the respective pro rata number of Value Fund shares due to each Contrarian Fund shareholder. Fractional shares of the Value Fund would be rounded to the nearest thousandth of a share.

     Accordingly, every shareholder of the Contrarian Fund would own shares of the Value Fund immediately after the Reorganization, the net asset value of which is expected to be equal to the aggregate net asset value of such shareholder's Contrarian Fund shares immediately prior to the Reorganization. Moreover, because the Value Fund shares would be issued at net asset value in exchange for the net assets of the Contrarian Fund, and the aggregate value of those assets would equal the aggregate value of the Value Fund shares issued in exchange therefor, the net asset value per share of the Value Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any Contrarian Fund or Value Fund shareholder.

     As a condition to consummation of the Reorganization, all of the Contrarian Fund's assets on the Closing Date must be invested in a manner consistent with the investment objective and policies of the Value Fund. To the extent that any portfolio asset of the Contrarian Fund is inconsistent with the investment requirements of the Value Fund on the Closing Date, the Contrarian Fund would be required to sell that asset and would bear the transaction costs associated with replacement of that asset, including any adverse tax consequences if losses are incurred in connection with such a sale. Because the Reorganization is a taxable transaction, the Contrarian Fund will recognize gain or loss on the transfer of its assets to the Value Fund in the Reorganization based on the difference between the value of such assets on the Closing Date and the Contrarian Fund's tax basis in those assets. It is expected that the Contrarian Fund will have a net capital loss on such transfer. The Contrarian Fund's net capital loss will not carry over to the Value Fund or be available to offset any capital gains that the Value Fund may have following the Reorganization.

     On or about the Closing Date, the Contrarian Fund would declare and pay a dividend to its shareholders, so that for the short taxable year of the Contrarian Fund that ends on the date of its liquidation, the Contrarian Fund would have distributed an aggregate amount of dividends that: (a) is equal to at least the sum of its net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax on the Contrarian Fund for the calendar year in which the Closing Date occurs.

     Prior to the Closing Date, Heartland may terminate the Plan and abandon the Reorganization at any time, before or after approval by the shareholders of the Contrarian Fund. In addition, Heartland may amend the Plan in any manner, except that no amendment may be made subsequent to the Meeting of shareholders of the Contrarian Fund which would detrimentally affect the value of the Value Fund shares to be issued.

Interfund Trades

     Pending completion of the Merger, Heartland Advisors will continue to manage actively the Contrarian Fund's investment portfolio. In so managing, Heartland Advisors has sold and may continue to sell selected securities for cash at current market prices to the Value Fund and private accounts managed by Heartland Advisors. These sales are effected in accordance with policies and procedures mandated by the Commission's rules and adopted by the Board of Directors. All "interfund trades" are reviewed and ratified by the Board of Directors. Interfund trades benefit the Contrarian Fund and other portfolios managed by Heartland Advisors by permitting trading among portfolios of securities that may otherwise be difficult or expensive to reacquire if sold over the counter or on an exchange.

Reasons for the Proposed Reorganization

     The Board of Directors of Heartland has unanimously determined that the interests of the shareholders of the Contrarian Fund will not be diluted as a result of the proposed transaction, and that the proposed transaction is fair to, and in the best interests of, the shareholders of the Contrarian Fund. In reaching such conclusion, the Board of Directors considered a number of factors, including the following:

     (1) the compatibility of the objectives, policies and restrictions of the Funds;

     (2)  the historical performance of the Funds;

     (3) the Funds' identical advisory and other fee structures, and other shareholder services, and the fact that the Funds have the same investment adviser, distributor and other service providers;

     (4)  the relative size of the Funds;

     (5) the cost savings that potentially can be achieved by combining the assets of the Contrarian Fund with those of the Value Fund through greater economies of scale;

     (6) the opportunity provided by the Reorganization for the Contrarian Fund shareholders to continue as members of the Heartland family of funds;

     (7) the tax consequences of the Reorganization (see "Tax Considerations" below); and

     (8) the potential benefits and detriments to the Contrarian Fund shareholders of alternatives to the Reorganization, including continued operation of the Fund, opening the Fund to new investors or possible liquidation.

     The unanimous decision by the Board of Directors to recommend that the shareholders of the Contrarian Fund vote to approve the Reorganization was made primarily because the Reorganization would be a means of combining similar Funds with similar investment objectives and policies (except for certain of the Contrarian Fund's more aggressive investment strategies) and would permit the shareholders of the Contrarian Fund to pursue substantially the same investment goals in a larger combined Fund. The Board of Directors believes that the lack of growth of the Contrarian Fund may suggest limited interest in the Fund as an alternative to other similar "small cap" funds and may evidence the limited value placed by the investing public on some of the investment techniques and strategies employed by the Contrarian Fund. The Board also believes that the Contrarian Fund shareholders would be better served if the time, energy and resources of Heartland Advisors were focused on selecting undervalued small company stocks for investment rather than searching for larger companies to sell short under current market conditions.

     The Board further considered that the Reorganization should result in the reduction or elimination of certain duplicative costs and expenses presently incurred for services that are separately performed for both the Contrarian Fund and the Value Fund. The Board also anticipates that the larger aggregate net assets of the combined Fund resulting from the Reorganization should enable the shareholders of the Value Fund (including the former shareholders of the Contrarian Fund) to benefit from economies of scale by spreading certain fixed expenses (such as printing costs and fees for professional services) over a larger asset base and by eliminating certain audit fees. The former shareholders of the Contrarian Fund who become shareholders of the Value Fund are expected to benefit from a lower overall expense ratio. There can be no assurance, however, that those economies of scale and a lower overall expense ratio will be achieved. See "Comparison of the Funds - Expenses."

Description of Securities to Be Issued

     Organized in 1986 as a Maryland corporation, Heartland is an open-end management investment company registered under the Investment Company
Act of 1940, as amended (the "1940 Act"). The authorized Common Stock of Heartland consists of one billion shares, par value $0.001 per share. Heartland is a series company, which means that its Board of Directors may establish additional series, and may increase or decrease the number of shares in each series at any time. Currently nine series are authorized and outstanding.

     Each share of Heartland has one vote and, when issued and paid for in accordance with the terms of the offering, will be fully paid and nonassessable. Shares have no preemptive, cumulative voting, subscription or conversion rights, and are freely transferable. Although annual meetings of shareholders are not required, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving investment advisory contracts.

Tax Considerations

     The Reorganization will be a taxable transaction to the Contrarian Fund and its shareholders. Gain or loss will be recognized by the Contrarian Fund upon the transfer of assets of the Contrarian Fund to the Value Fund in the Reorganization. No gain or loss will be recognized by the Value Fund upon its receipt of assets of the Contrarian Fund in exchange for Value Fund shares. The Value Fund's basis in the assets acquired from the Contrarian Fund will be equal to the fair market value of Value Fund shares exchanged therefor. The holding period of the assets of the Contrarian Fund in the hands of the Value Fund will not include the holding period of the Contrarian Fund with respect to such assets.

     Gain or loss will be recognized by the Contrarian Fund shareholders upon the liquidation of the Contrarian Fund and the related surrender of their Contrarian Fund shares in exchange for Value Fund shares. Any such gain will be equal to the excess of the fair market value of the Value Fund shares received in the exchange over the basis of the shareholder's Contrarian Fund shares. Any such loss will be equal to the excess of the basis of the shareholder's Contrarian Fund shares over the fair market value of the Value Fund shares received in the exchange. The basis of the Value Fund shares received by each Contrarian Fund shareholder in the exchange will be equal to the fair market value of the Contrarian Fund shares on the Closing Date. The holding period of the Value Fund shares received by each Contrarian Fund shareholder in connection with the liquidation of the Contrarian Fund will commence on the Closing Date.

     The gain or loss recognized by a Contrarian Fund shareholder will be capital gain or loss if the Contrarian Fund shareholder has held the Contrarian Fund shares as a capital asset. The capital gain or loss will be long-term if the Contrarian Fund shareholder has held the Contrarian Fund shares for greater than one year.

     All capital gains and losses recognized by a shareholder in a year must be totaled, and any capital loss will be deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, ordinary income not to exceed $3,000 ($1,500 for a married individual filing a separate return). Noncorporate shareholders may carry forward a net capital loss until the loss is exhausted. A capital loss carried forward will retain its long-term or short-term character. A corporation may not use a capital loss to offset ordinary income but generally may carry a capital loss back three years and then forward for five years.

     If the Contrarian Fund has a net capital loss for the year in which the Reorganization occurs, that loss will not carry over to the Value Fund.

     The foregoing discussion of Federal tax consequences is included herein for general information only. Each shareholder should consult with his or her own tax adviser as to the specific tax consequences of the Reorganization, including the application and effect of state and local tax laws. Because of special or unique circumstances applicable to any given shareholder, the tax consequences of the Reorganization and/or investment alternatives could be significantly different.

Capitalization

     The following table shows the capitalization of the Contrarian Fund and the Value Fund, respectively, as of December 31, 1997, and the unaudited pro forma capitalization of the Value Fund as of that date giving effect to the
Reorganization:

                                                                   Pro Forma
                                                   Value            Combined
                             Contrarian Fund        Fund              Fund
                             ---------------        ----              ----
Net Assets                     $276,641,894    $2,126,714,680    $2,403,356,574

Net Asset Value Per Share      $12.64          $33.87            $33.87

Shares Outstanding             21,888,487      62,792,924        70,958,269


                               VOTING INFORMATION

     This Proxy Statement/Prospectus is being furnished to the shareholders of the Contrarian Fund in connection with the solicitation of proxies by Heartland's Board of Directors for use at the Meeting. Expenses in connection with the solicitation of proxies will be borne by the Contrarian Fund. Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of Heartland or by officers and employees of Heartland Advisors. The Contrarian Fund has engaged the services of D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies for the Meeting. Upon request, the Contrarian Fund will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. It is estimated that the total expenses to be incurred by the Contrarian Fund in connection with the Reorganization (including the solicitation of proxies and fees to be paid to D.F. King) will be $125,000.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon.
In the absence of such instructions, the proxy will be voted "FOR" approval of the Plan under Proposal 1. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Heartland or by executing and delivering a later dated proxy to Heartland or by attending the Meeting in person to vote the shares of the Contrarian Fund held by such shareholder. Proxy materials are expected to be mailed to shareholders of the Contrarian Fund on or about September ___, 1998.

     Heartland may also arrange to have votes recorded by telephone. Any expenses in connection with telephone voting would be paid by the Contrarian Fund and are included in the estimated expenses above. If votes are recorded by telephone, Heartland will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked.

     The Board of Directors has determined that the shares of the Contrarian Fund are to be voted as a separate series on the proposal to approve the Plan and that holders of shares of the other series of Heartland, including the Value Fund, are not entitled to vote on the proposal to approve the Plan.

Quorum

     The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all Contrarian Fund shares outstanding and entitled to vote on the Plan constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as present for purposes of determining the presence or absence of a quorum.

Shareholder Approval

     Approval of the Plan and the Reorganization contemplated thereby will require the affirmative vote of "a majority of the outstanding voting securities" of the Contrarian Fund, as defined in the 1940 Act. A majority of the outstanding voting securities means the lesser of (1) 67% or more of the Contrarian Fund's shares present at the Meeting, if shareholders who are the owners of more than 50% of the Contrarian Fund's outstanding shares are present in person or by proxy, or (2) more than 50% of the Contrarian Fund's outstanding shares. Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of the Plan.

     In the event that sufficient votes in favor of the proposal to approve the Plan are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

          Shareholders of record of the Contrarian Fund at the close of business on September ___, 1998 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were ____________ shares of the Contrarian Fund outstanding.

                                 MISCELLANEOUS

Principal Shareholders

     As of June 30, 1998, no person was known to own of record or beneficially 5% or more of the outstanding shares of either Fund, other than Charles Schwab & Co., Inc., Attn: Mutual Funds, 101 Montgomery Street, San Francisco, California 94104-4122, which held of record 11,875,181 shares (or 19.5%) of the Value Fund and 5,010,130 shares (or 29.1%) of the Contrarian Fund. The directors and officers of Heartland as a group own less than 1% of the outstanding shares of each Fund. Neither Heartland nor either Fund is "controlled" (as that term is defined in the 1940 Act) by any person.

Auditors

     The firm of PricewaterhouseCoopers LLP is independent accountants and auditors to the Funds. PricewaterhouseCoopers LLP has no direct or indirect financial interest in Heartland or the Funds except as auditors and independent public accountants. A representative of PricewaterhouseCoopers LLP will attend the meeting.

Interests of Experts and Counsel

     No expert or counsel named herein has a substantial interest in Heartland, either Fund, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

Other Matters

     The Board of Directors has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the meeting or any adjournment thereof.

Shareholder Meetings

     Heartland is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. Heartland's Bylaws provide that Heartland is not required to hold a shareholder meeting in any year in which the election of directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of Heartland or any of its series, including the Funds, under the 1940 Act. Meetings of shareholders of any series of Heartland will be held when and as determined necessary by the Board of Directors of Heartland and in accordance with the 1940 Act. However, shareholders of any portfolio series wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of Heartland at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202.

Available Information

     Heartland has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act of 1933, as amended, with respect to the shares of the Value Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional office at 7 World Trade Center, New York, New York 10048. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at either such address. For further information, reference is made to the Registration Statement and to the exhibits thereto. The Commission also maintains a Web site at http:\\www.sec.gov that will contain post-effective amendments to Heartland's Registration Statement on Form N-1A and reports and certain other publicly available documents about Heartland and the Funds.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus in connection with the offer contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Heartland. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction. Neither the delivery of this Proxy Statement/Prospectus nor any sale made hereunder shall under any circumstances create any implication that there have been no changes in the affairs of Heartland subsequent to the date of this Proxy Statement/Prospectus.

--------------------------------------------------------------------------------

                             HEARTLAND GROUP, INC.
                      HEARTLAND SMALL CAP CONTRARIAN FUND

Revocable Proxy for Special Meeting of Stockholders. This Proxy is Solicited on
                       Behalf of the Board of Directors.

The undersigned hereby appoints William J. Nasgovitz, Patrick J. Retzer and Willard H. Davidson, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Stockholders of Heartland Small Cap Contrarian Fund to be held at the ______________________________, Milwaukee, Wisconsin at 4:00 p.m. on Wednesday,
November 4, 1998 or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

Shares listed below represent an aggregate total of all Small Cap Contrarian Fund shares registered in the name printed below.


                             Dated:  _________________________, 1998

                             ---------------------------------------------------


                             ---------------------------------------------------
                               (Please sign exactly as name appears at left.)

                             (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.
Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  FOR      AGAINST      ABSTAIN
---------------------------------------------------------------------------------------------------------------------------------
    1.  To approve the Plan of Reorganization and Liquidation (the "Plan") providing for          [_]        [_]          [_]
        (a) the transfer of the assets of the Small Cap Contrarian Fund (net of its liabilities) to the Value Fund in exchange for shares of Value Fund Common Stock, followed by (b) the distribution of shares of Value Fund Common Stock, pro rata, to the Small Cap Contrarian Fund shareholders in liquidation of the Small Cap
        Contrarian Fund.

    2.  In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      APPENDIX A


              EXCERPTS FROM THE 1997 ANNUAL REPORT TO SHAREHOLDERS



                      HEARTLAND SMALL CAP CONTRARIAN FUND


                        [Photo of William J. Nasgovitz]


                              William J. Nasgovitz
                                Portfolio Manager



"We are not inclined to cancel our life insurance, because we didn't get hit by a bus last year."


In full year 1997, the Fund returned 13.7% versus the Russell 2000 Index's 22.4% advance. In fourth quarter 1997, the Fund declined 8.7% compared to a 3.3% drop in the Russell 2000 Index. For more information on the Fund, including top ten holdings, please see the Fund Fact Sheet on page A-3.

Mergers and acquisitions were responsible for much of our gains as 10 portfolio companies were taken over in 1997. We buy stocks based on value, not takeover prospects. However, we believe strategic corporate buyers are also using value criteria in assessing potential acquisitions.

The Fund's defensive posture restrained performance. At year-end 1997, approximately 25% of total assets was allocated to short sales, another 22% was hedged via S&P 500 short futures, and 8% was held in cash and equivalents. We actually had nice gains in some of our shorts, most notably Liposome Company, Inc., Oracle Corporation, and Oxford Health Plans, Inc. Nevertheless, as a percentage of average 1997 net assets, our short positions resulted in a 2.5% loss for the year. However, we did successfully short S&P 500 index futures to hedge the portfolio and produce a positive return for the year. We plan to remain somewhat defensive in 1998 and are not inclined to cancel our life insurance, because we didn't get hit by a bus last year.

The Long and the Short of It

To demonstrate our value discipline, we thought it would be interesting to discuss a long and a short in the same industry. Matrix Pharmaceuticals, Inc. is a small research and development oriented drug company whose Intradose, a promising new treatment for shrinking cancerous tumors in the head and neck region, is now in final clinical trials at the FDA. On the company's announcements of the withdrawal of one product from testing and an internal restructuring program, the stock dropped from a 1997 high near $8 per share. Based on most recently stated book values at the end of the third quarter, Matrix was trading below its stated $3.78 book value and just above its $2.75 per share in cash. We believe Matrix is a value oriented opportunity in an industry group that is generally very richly priced.

Compare this with Organogenesis, Inc., a biotech company competing with six other firms in developing artificial tissue for skin grafts. The company is losing money, and 1997 revenues are forecast at just $270,000. We estimate book value at $0.67 per share. Yet, at year-end 1997, the stock was trading at around 40 times book value, with a $484 million market cap. The company submitted its technology to the FDA for initial testing nearly three years ago. While the company recently announced that it received premarket approval from the FDA, we still feel that the stock is overpriced. We are monitoring the situation carefully and will close our short position if we see evidence Organogenesis can live up to all the promise baked into its fanciful valuation.

[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Small Cap Contrarian Fund and the Russell 2000 Index beginning on 4/27/95 as follows:

                   Heartland Small Cap
                     Contrarian Fund    Russell 2000
         04/27/95      $10,000           $10,000
         12/31/95       12,082            12,102
         12/31/96       14,362            14,098
         12/31/97       16,330            17,251

Legend in graph states that Past Performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:

         1-year                 13.7%
         since inception        20.1%]


On 12/31/97, the Fund held 0; 0; 0; 2,100,000; and (262,500) shares of Liposome
Company, Inc.; Oracle Corporation; Oxford Health Plans, Inc.; Matrix Pharmaceuticals, Inc.; and Organogenesis, Inc.; representing 0%; 0%; 0%; 2.6%; and (2.5%), respectively, of the Fund's net assets.

                      HEARTLAND SMALL CAP CONTRARIAN FUND

With a focus on small company stocks, this Fund seeks maximum long-term growth through an aggressive value-based strategy. It seeks to take advantage of both undervalued and overvalued stocks, as well as both rising and declining markets. The Fund can short stocks it regards as overvalued, use leverage--or borrow--to enhance returns, and use options and futures to hedge the portfolio. In exchange for potentially greater returns, these sophisticated techniques involve additional risks. (Closed to new investors since 11/1/97)


AVERAGE ANNUAL TOTAL RETURNS          1-year        Since inception (4/27/95)

  Small Cap Contrarian Fund            13.7%                 20.1%

  Russell 2000                         22.4                  22.6


The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market in general.

FUND FACTS

Growth of $10,000
    since inception (4/27/95)..........$16,330/1/

Number of holdings
    Long positions.........................106
    Short positions.........................23

Fund vs. Russell 2000/2/
    Alpha.................................3.52
    Beta.................................. .64
    R-squared............................. .44

Net assets.........................$276.6 mil.


COMPARATIVE VALUATIONS


                                    Heartland Small Cap
                                      Contrarian Fund          Russell
                                     (Long Positions)          2000/4/


     Price/Earnings Ratio/3/              21.3x                 25.0x

     Price/Book Value Ratio                1.9x                  2.7x

     Price/Cash Flow Ratio                 9.8x                 16.8x

TOP 10 HOLDINGS

ICN Pharmaceuticals, Inc......................4.4%
Drypers Corp. (7.5% Sr. Conv. Cum. Pfd.)......3.7
Matrix Pharmaceutical, Inc....................2.6
Orthologic Corporation........................2.4
Executone Information Systems, Inc............2.2
BTG, Inc......................................2.2
Shiloh Industries, Inc........................2.1
ICU Medical, Inc..............................2.0
Templeton Dragon Fund, Inc....................1.9
Donnelly Corporation (Class A)................1.8

All statistics are as of December 31, 1997.

/1/ Includes reinvestment of all dividends and capital gains distributions.
/2/ Based on monthly data for the period from 4/27/95 through 12/31/97. Source:
Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics. /3/'97 estimate. /4/Source: The Micro-Cap Research Group at Schroder & Co. Inc.

                             HEARTLAND VALUE FUND
                       [Photo of William J. Nasgovitz]


                              William J. Nasgovitz
                              Portfolio Co-Manager


                           [Photo of Eric J. Miller]


                               Eric J. Miller, CMA
                              Portfolio Co-Manager


"...we don't think it is an accident that our portfolio performance was enhanced by takeovers in 1997."

In 1997, the Fund returned 23.2% versus the Russell 2000 Index's 22.4% advance. However, in fourth quarter 1997, the Fund declined 5.9% compared to the Russell 2000 Index's decline of 3.3%. For more complete information on the Fund, including top ten holdings, please refer to the Fund Fact Sheet on page A-6.

We are pleased to have materially outperformed the Russell 2000, our benchmark index for the year. Some of the credit must go to strategic corporate buyers, who provided new homes for 21 of our portfolio holdings. Strategic corporate buyers are seeking to extend product lines and distribution systems by acquiring niche companies in related industries. They appear to be looking for the same things we are--companies with strong free cash flow, positive earnings dynamics, capable management and sound balance sheets. Consequently, we don't think it is an accident that our performance was enhanced by takeovers in 1997.

On an industry group basis, our financial service stocks--brokers, banks and insurance companies--were among our best performing investments. We have been reducing the portfolio's exposure to bank stocks, which in our opinion, have gotten rather richly priced. Our investments in small, specialty retailers hurt portfolio performance. We must confess to being caught in a "value trap" in this group. Fundamentally, the stocks looked cheap. But, retailers in general have struggled this year, especially small, single-category retailers, which have been hurt worst of all. We have weeded out several losers, but still believe the sector has merit at current valuations.

Buying the Steak not the Sizzle

Lone Star Steakhouse and Saloon, Inc. stock was sizzling from January 1995 through April 1996. Then, growth slowed and momentum investors bailed out, dropping the stock from a high of $45 down to the mid teens. We looked at the menu carefully. It appeared the sizzle was out of the stock, but that a fundamentally appetizing steak remained. We began accumulating the stock at $18 per share.

With approximately 265 restaurants, Lone Star is second only to Outback in the steakhouse category. The balance sheet is squeaky clean, with virtually no debt and about $150 million in cash. We believe management will use this cash to renew expansion. Lone Star plans on adding approximately 50 new restaurants and to broaden its menu in 1998. The company is increasing its advertising budget in an attempt to revive sales.

At year-end 1997, the stock was trading at around 10.6 times our 1998 earnings projections and at a relatively modest premium to our estimated $13.91 per share 1997 book value. Insiders own approximately 16% of the stock--with the CEO personally owning approximately 6% with another 2.5% in stock options at $28 per share. So, management should be financially motivated to reinvigorate the company. We expect relatively flat earnings in 1998, but looking farther out, we believe Lone Star can grow earnings at around 15% annually. If we are right, we think Lone Star Steakhouse stock will regain some of its sizzle.

[line chart illustrating performance of an assumed investment of $10,000 in the Heartland Value Fund and the Russell 2000 Index beginning on 12/28/84 as follows:

                   Heartland Value Fund     Russell 2000
         12/28/84      $10,000                $10,000
         12/31/85       14,094                 13,219
         12/31/86       15,637                 13,970
         12/31/87       14,318                 12,745
         12/31/88       18,190                 15,918
         12/31/89       19,385                 18,503
         12/31/90       16,072                 14,892
         12/31/91       24,005                 21,751
         12/31/92       34,202                 25,756
         12/31/93       40,620                 30,626
         12/31/94       41,316                 30,070
         12/31/95       53,629                 38,618
         12/31/96       64,885                 44,987
         12/31/97       79,934                 55,048


Legend in graph states that Past Performance is not predictive of future results.

A box below the graph states Average Annual Total Returns as of 12/31/97 as follows:

 1-year 23.2%
 5-year 18.5%
 10-year 18.8%
 since inception 17.3%]

On 12/31/97, the Fund held 825,000 shares of Lone Star Steakhouse and Saloon, Inc. valued at $14,437,500, representing 0.7% of the Fund's net assets.

                             HEARTLAND VALUE FUND

This Fund seeks capital appreciation through small company stocks selected on a value basis. (Closed to new investors since 7/1/95)


AVERAGE ANNUAL TOTAL RETURNS
                                                               Since inception
                              1-year       5-year      10-year    12/28/84

  Value Fund                  23.2%         18.5%       18.8%       17.3%

  Russell 2000                22.4          16.4        15.8        14.0

The Russell 2000 Index is an unmanaged index of stocks considered representative of the small cap market.

FUND FACTS

Growth of $10,000
    since inception (12/28/84).................$79,934/1/

Net assets.....................................$2.1 bil.
Median market cap...............................$94 mil.
Avg. weighted market cap.......................$436 mil.

Fund vs. Russell 2000/2/
    Alpha...........................................2.70
    Beta............................................ .65
    R-squared....................................... .58

Number of holdings...................................353


COMPARATIVE VALUATIONS
                                    Heartland     Russell
                                   Value Fund      2000/4/


     Price/Earnings Ratio/3/          19.7x         25.0x

     Price/Book Value Ratio            2.1x          2.7x

     Price/Cash Flow Ratio            10.2x         16.8x


TOP 10 HOLDINGS

ICN Pharmaceuticals, Inc...........6.2%    Eaton Vance Corporation.........1.2%

Associated Banc-Corp...............1.4     Forest Oil Corporation..........1.2

John Alden Financial Corporation...1.4     Tesoro Petroleum Corporation....1.0

Grand Casinos, Inc.................1.3     PXRE Corporation................0.9

Presidential Life Corporation......1.3     ShopKo Stores, Inc..............0.9


All statistics are as of December 31, 1997.

/1/ Includes reinvestment of all dividends and capital gains distributions. /2/ Based on monthly data for the 3-year period ending 12/31/97. Source:
Heartland Advisors, Inc., with data on relevant benchmark index from Russell Analytics. /3/ '97 estimate. /4/ Source: The Micro-Cap Research Group at Schroder & Co. Inc.

                                   Definitions

PLEASE NOTE...

Defined below are the Alpha, Beta and R-Squared measurements presented for our equity funds. These definitions were provided by Russell Analytics, a division of the Frank Russell Company, highly regarded specialists in investment information and statistics. When calculating these measurements for each Heartland equity fund, we have substituted the Fund's benchmark index for a "market return" as indicated in the presentation for each fund.

Alpha. A measure of a portfolio's return in excess of the market return, both adjusted for risk. It is a measure of the manager's contribution to performance due to security selection. A positive Alpha indicates that the portfolio outperformed the market on a risk-adjusted basis, and a negative Alpha indicates the portfolio did worse than the market.

Beta. A measure of the sensitivity of a portfolio's rates of return against those of the market. A Beta greater than 1.00 indicates volatility greater than that of the market.

R-Squared. A measure that indicates the extent to which fluctuations in portfolio returns are correlated with those of the general market. An R-Squared of .75 indicates that 75% of the fluctuation in a portfolio's return is explained by the fluctuation of the market.

                                                                      APPENDIX B


                      HEARTLAND SMALL CAP CONTRARIAN FUND
                     PLAN OF REORGANIZATION AND LIQUIDATION


     This Plan of Reorganization and Liquidation (this "Plan") is made as of this 24th day of August, 1998, by Heartland Group, Inc. ("Heartland"), on behalf of its two series known as the Heartland Small Cap Contrarian Fund (the "Contrarian Fund") and the Heartland Value Fund (the "Value Fund").

                                R E C I T A L S

     WHEREAS, Heartland: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) currently has designated nine separate series or investment portfolios including the Contrarian Fund and the Value Fund;


     WHEREAS, the Reorganization will comprise the transfer of all of the assets of the Contrarian Fund (net of its liabilities) to the Value Fund in exchange solely for shares of Value Fund Common Stock, and the constructive distribution at the Effective Time of such shares to the shareholders of the Contrarian Fund in liquidation of the Contrarian Fund, all upon the terms and conditions hereinafter set forth in this Plan;

     WHEREAS, the Reorganization will be a taxable transaction to the Contrarian Fund and the Contrarian Fund Shareholders; and

     WHEREAS, the adoption and performance of this Plan has been authorized by Heartland's Board of Directors and, prior to the Closing Date will have been duly authorized by all other necessary corporate action on the part of Heartland, including approval by the shareholders of the Contrarian Fund.


                               A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   Definitions

     For purposes of this Plan, the following terms shall have the respective meanings set forth below:

     1.1 "Closing" means the transfer to the Value Fund of the assets of the Contrarian Fund (net of its liabilities) against delivery to the Contrarian Fund of the Value Fund Shares as described in Section 2.1 of this Plan.

     1.2 "Closing Date" means November 6, 1998, or such other date as Heartland may determine.

     1.3  "Code" means the Internal Revenue Code of 1986, as amended.

     1.4 "Contrarian Fund" means the Contrarian Fund, a designated series or investment portfolio of Heartland.

     1.5 "Contrarian Fund Shareholders" means the holders of record of the issued and outstanding shares of Common Stock of the Contrarian Fund as of the Closing Date.

     1.6 "Contrarian Fund Shareholder Meeting" means a special meeting of the shareholders of the Contrarian Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of Heartland to consider and vote upon the approval of this Plan and the transactions contemplated hereby.

     1.7 "Contrarian Fund Shares" means the issued and oustanding shares of Common Stock of the Contrarian Fund.

     1.8 "Custodian" means Firstar Trust Company, acting in its capacity as custodian with respect to the assets of the Contrarian Fund and the Value Fund.

     1.9  "Effective Time" means 5:01 p.m. Central Time on the Closing Date.

     1.10 "Excluded Assets" shall have the meaning set forth in Section 2.3 of this Plan.

     1.11 "Heartland" means Heartland Group, Inc., a corporation which: (a) is duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) presently his designated nine separate series of its Common Stock, par value $.001 per share, including the Contrarian Fund and the Value Fund.

     1.12 "Heartland Prospectus" means the Prospectus, dated May 1, 1998, of Heartland relating to the Contrarian Fund and the Value Fund, among other series of Heartland, included in Post-Effective Amendment No. 34 to Heartland's Registration Statement on Form N-1A (Securities Act Reg. No. 33-11371), as filed with the SEC on April 29, 1998 pursuant to Rule 485(b) under the Securities Act.

     1.13 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

     1.14 "Person" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity, as the context requires.

     1.15 "Plan" means this Plan of Reorganization and Liquidation, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

     1.16 "Reorganization" means the transactions described in and contemplated by this Plan.

     1.17 "Required Contrarian Fund Shareholder Vote" shall have the meaning specified in Section 3.1 of this Plan.

     1.18  "SEC" means the United States Securities and Exchange Commission.

     1.19 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     1.20 "Value Fund" means the Value Fund, a designated series or investment portfolio of Heartland.

     1.21 "Value Fund Shares" means the shares of Common Stock of the Value Fund to be issued pursuant to this Plan, as described in Section 2.1 hereof.

2.   Reorganization and Liquidation of the Contrarian Fund.

     2.1 Transfer of Contrarian Fund Assets; Issuance of Value Fund Shares. At or prior to the Effective Time, all of the assets of the Contrarian Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the Value Fund, in exchange for, and against delivery to the Contrarian Fund at the Effective Time of, that number of Value Fund Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the assets of the Contrarian Fund so delivered, all determined and adjusted as provided in Section 2.2 of this Plan. As of the Effective Time and following delivery of such assets to the Custodian, the Value Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges, charges, claims or encumbrances of any and every kind.

     2.2  Computation of Net Asset Value.

          (a) The net asset value of the Value Fund Shares and the net value of the assets of the Contrarian Fund transferred pursuant to this Plan shall, in each case, be determined as of the close of business on the New York Stock Exchange on the Closing Date.

          (b) The net asset value of the Value Fund Shares shall be computed in accordance with the practices and procedures of the Value Fund described in the Heartland Prospectus. Likewise, the value of the assets of the Contrarian Fund to be transferred pursuant to this Plan shall be computed in accordance with the practices and procedures of the Contrarian Fund described in the Heartland Prospectus.

     2.3 Excluded Assets. There shall be deducted from the assets of the Contrarian Fund described in Section 2.1 all organizational expenses and other assets of the Contrarian Fund that would not have value to the Value Fund as well as cash in an amount estimated by Heartland to be sufficient to pay all liabilities of the Contrarian Fund accrued and unpaid as of the Effective Time, including without limitation: (a) amounts owed or to be owed to any Small Cap Contrarian Shareholder, including declared but unpaid dividends and capital gains distributions; (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Contrarian Fund up to and including the Closing Date and estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the Contrarian Fund; and (c) costs and expenses incurred by the Contrarian Fund in connection with the Reorganization, including preparing and distributing proxy materials, soliciting proxies and holding the Contrarian Fund Shareholder Meeting (together the "Excluded Assets").

     2.4 Closing of Books. The assets of the Contrarian Fund and the per share net asset value of the Value Fund Shares shall be valued as of the close of trading on the New York Stock Exchange on the Closing Date. The stock transfer books of the Contrarian Fund shall be permanently closed as of the close of business on the Closing Date, and only requests for the redemption of shares of the Contrarian Fund received in proper form prior to the close of trading on the New York Stock Exchange on the Closing Date shall be accepted by the Contrarian Fund. Redemption requests thereafter received by the Contrarian Fund shall be deemed to be redemption requests for Value Fund Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Contrarian Fund Shareholders pursuant to this Plan.

     2.5 Declaration of Dividends and Distributions by the Contrarian Fund. On or prior to the Closing Date, the Contrarian Fund will declare a dividend to shareholders of record of the Contrarian Fund as of the date of such dividend declaration so that, for the short taxable year of the Contrarian Fund ending on the date on which it is completely liquidated and discontinued, the Contrarian Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain, if any, (within the meaning of Section 852(b)(3) of the Code) and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and

(b) is sufficient to avoid any excise tax on the Contrarian Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Contrarian Fund prior to the end of such calendar year to the shareholders of the Contrarian Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

     2.6 Liquidation. As soon as reasonably practicable after the Closing Date, the Contrarian Fund shall pay or make provisions for all of its debts, liabilities and taxes, and distribute all remaining assets, including the Value Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, to the Contrarian Fund Shareholders, and the Contrarian Fund's status as a designated series of shares of Heartland shall be terminated.

     2.7 Issuance of Value Fund Shares. On the Closing Date, Heartland shall instruct its transfer agent to record on Heartland's books and records the pro rata interest of each of the Contrarian Fund Shareholders in the Value Fund Shares in the name of such Contrarian Fund Shareholder. All Contrarian Fund Shares then issued and outstanding shall thereupon be canceled on the books of Heartland. Heartland shall forward a confirmation of such ownership to each of the Contrarian Fund Shareholders. No redemption or repurchase of such Value Fund Shares credited to any Contrarian Fund Shareholder in respect of his or her Contrarian Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to Heartland for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to Heartland.

     2.8 Liabilities and Expenses. The Value Fund shall not assume any liability of the Contrarian Fund, and the Contrarian Fund shall use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.

     2.9 Tax Consequences. The Reorganization will be a taxable event to the Contrarian Fund and the Contrarian Fund Shareholders, and is not intended to be a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code. As a result, the Contrarian Fund will recognize gain or loss on the transfer of its assets to the Value Fund in the Reorganization. Any net capital loss of the Contrarian Fund will not carry over to the Value Fund. Each Contrarian Fund Shareholder will recognize gain or loss in the surrender of such shareholder's Contrarian Fund Shares in exchange for Value Fund Shares in the Reorganization, based on the difference between the net asset value of the Value Fund Shares so received and such shareholder's basis in the Contrarian Fund Shares so surrendered. Each Contrarian Fund Shareholder's basis in the Value Fund Shares so received will be equal to their net asset value at the Effective Time, and such shareholder's holding period in the Value Fund Shares will commence at the Effective Time.

3.   Conditions Precedent to Closing

     The Closing of the Reorganization is subject to the conditions that on or before the Closing Date:

     3.1 Approval of Plan By Shareholders of the Contrarian Fund. The Contrarian Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the Investment Company Act, the Maryland General Corporate Law and the Articles of Incorporation and Bylaws of Heartland, including compliance with the notice and quorum requirements thereunder, and at such meeting the Plan shall have been approved by the affirmative vote of the lesser of (a) 67% or more of the Contrarian Fund Shares present at the Contrarian Fund Shareholder Meeting, if shareholders who are the owners of more than 50% of the Contrarian Fund Shares outstanding and entitled to vote on the Plan at the Contrarian Fund Shareholder Meeting are present at such Meeting in person or by proxy; or (b) more than 50% of the Contrarian Fund Shares outstanding and entitled to vote on approval of the Plan at the Contrarian Fund Shareholder Meeting (the "Required Contrarian Fund Shareholder Vote").

     3.2 No Adverse Actions. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

     3.3 Consents and Approvals. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities) deemed necessary by Heartland to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Contrarian Fund.

     3.4 Effectiveness of Registration Statement on Form N-14. Heartland's Registration Statement on Form N-14 to be prepared and filed with the SEC with respect to the Value Fund Shares, including the Proxy Statement of the Contrarian Fund soliciting approval of the Plan at the Contrarian Fund Shareholder Meeting constituting a part thereof, shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of Heartland, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.



     3.5 Disposition of Ineligible Investments by Contrarian Fund. Prior to the Closing Date, the Contrarian Fund shall sell, liquidate or otherwise dispose of such securities and instruments (or portions thereof) in the Contrarian Fund's investment portfolio as and to the extent necessary to enable the Value Fund to own, purchase or hold all of the securities and instruments in the Contrarian Fund's investment portfolio being transferred to the Value Fund in the Reorganization without causing a violation of any of the Value Fund's investment restrictions or policies.

     3.6 Declaration of Dividends and Distributions by the Contrarian Fund. Prior to or on the Closing Date, the Contrarian Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Contrarian Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

4.   Expenses

     The Contrarian Fund and the Value Fund will bear their respective expenses in connection with the entering into and carrying out the provisions of this Plan; however, it is not expected that the Value Fund will incur any expenses.

5.   Termination

     5.1 Mutual Agreement. This Plan may be terminated at any time by Heartland, and will be terminated by Heartland if any of the conditions precedent to the Reorganization set forth in Article 3 has not been satisfied as of the Closing Date.

     5.2 Effects of Termination. In the event of any such termination, there shall be no liability for damage on the part of either the Contrarian Fund or the Value Fund.

6.   Amendment

     This Plan may be amended, modified or supplemented in such manner as Heartland determines; provided, however, that following approval of the Plan by the Required Contrarian Fund Shareholder Vote, no such amendment may have the effect of changing the provisions for determining the number of Value Fund Shares to be issued to the Contrarian Fund Shareholders pursuant to this Plan to the detriment of the Contrarian Fund Shareholders without their further approval.

7.   Miscellaneous

     7.1 Headings. The Article and Section headings contained in this Plan will have reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     7.2 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Maryland, Heartland's Articles of Incorporation and Bylaws, and the Heartland Prospectus.

     IN WITNESS WHEREOF, on the authority of the Board of Directors of Heartland, this Plan has been executed by its duly authorized officer as of the day and year first written above.

                                    BY ORDER OF THE BOARD OF DIRECTORS OF
                                    HEARTLAND GROUP, INC.
                                    (On Behalf of the Small Cap Contrarian and
                                    Value Funds)



                                    By: /s/ William J. Nasgovitz
                                        --------------------------------------
                                          William J. Nasgovitz, President

                      STATEMENT OF ADDITIONAL INFORMATION
                           DATED SEPTEMBER ___, 1998
                      HEARTLAND SMALL CAP CONTRARIAN FUND
                              REORGANIZATION INTO
                              HEARTLAND VALUE FUND

                           790 North Milwaukee Street
                           Milwaukee, Wisconsin 53202
                        (414) 289-7000 or 1-800-432-7856


     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus dated September ____, 1998, relating to the reorganization of the Heartland Small Cap Contrarian Fund (the "Contrarian Fund"), a mutual fund portfolio of Heartland Group, Inc. ("Heartland"), into the Heartland Value Fund (the "Value Fund"), another mutual fund portfolio of Heartland. In connection with the Reorganization, the Value Fund would acquire all of the assets (net of liabilities) of the Contrarian Fund. In consideration for the Contrarian Fund's transfer of assets to the Value Fund, the Value Fund would issue to the Contrarian Fund shares of Value Fund Common Stock with an aggregate net asset value equal to the aggregate value of the assets transferred by the Contrarian Fund. The Contrarian Fund would thereafter distribute the shares of the Value Fund so received to its shareholders on a pro rata basis, and the Contrarian Fund subsequently would be liquidated and discontinued. As a result of the Reorganization, shareholders of the Contrarian Fund would become shareholders of the Value Fund. It is expected that the aggregate net asset value of the shares of the Value Fund received by each shareholders of the Contrarian Fund in the Reorganization would be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of the Contrarian Fund held by such shareholder immediately prior to the Reorganization. The Reorganization will be a taxable transaction to the Contrarian Fund and its shareholders.

     The information otherwise required to be set forth in this Statement of Additional Information is included in: (i) the Prospectus of Heartland (relating to both the Contrarian Fund and the Value Fund), dated May 1, 1998 (the "May 1, 1998 Prospectus"); (ii) the Statement of Additional Information of Heartland (relating to both the Contrarian Fund and the Value Fund), dated May 1, 1998 (the "May 1, 1998 SAI"); (iii) Heartland's 1997 Annual Report to Shareholders (the "Annual Report"); and (iv) Heartland's June 30, 1998 Semi-Annual Report to Shareholders (the "Semi-Annual Report"). The May 1, 1998 Prospectus, the May 1, 1998 SAI, the Annual Report and the Semi-Annual Report are incorporated by reference herein.

     A copy of the Proxy Statement/Prospectus, the May 1, 1998 Prospectus, the May 1, 1998 SAI, the Annual Report and the Semi-Annual Report may be obtained free of charge by writing to the distributor, Heartland Advisors, Inc., at 790 North Milwaukee Street, Milwaukee, Wisconsin 53202, or by calling Heartland Advisors at (414) 289-7000 or 1-800-432-7856.


                                    EXPERTS

     The audited financial statements of the Contrarian Fund and the Value Fund incorporated by reference into this Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                        HISTORICAL FINANCIAL STATEMENTS

     The following audited historical financial statements and footnotes thereto of the Contrarian Fund and the Value Fund, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the Annual Report:

     (1) Statement of Assets and Liabilities for each of the Contrarian Fund and the Value Fund as of December 31, 1997;

     (2) Statement of Operations for each of the Contrarian Fund and the Value Fund for the year ended December 31, 1997;

     (3) Statement of Changes in Net Assets for each of the Contrarian Fund and the Value Fund for the years ended December 31, 1997 and 1996;

     (4) Schedule of Investments of each of the Contrarian Fund and the Value Fund as of December 31, 1997;

     (5) Financial Highlights for each of the Contrarian Fund and the Value Fund; and

     (6)  Notes to Financial Statements.

     The following unaudited historical financial statements and footnotes thereto of the Contrarian Fund and the Value Fund are incorporated herein by reference from the Semi-Annual Report:

     (1) Statement of Assets and Liabilities for each of the Contrarian Fund and the Value Fund as of June 30, 1998;

     (2) Statement of Operations for each of the Contrarian Fund and the Value Fund for the six months ended June 30, 1998;

     (3) Statement of Changes in Net Assets for each of the Contrarian Fund and the Value Fund for the six months ended June 30, 1998 and the year ended December 31, 1997;

     (4) Schedule of Investments of each of the Contrarian Fund and the Value Fund as of June 30, 1998; and

     (5) Financial Highlights for each of the Contrarian Fund and the Value Fund; and

     (6)  Notes to Financial Statements.

                             HEARTLAND GROUP, INC.


Part C. Other Information

Item 15.  Indemnification
          ---------------

     Reference is made to Article IX of the Registrant's Amended and Restated Bylaws filed as Exhibit No. 2 to its Registration Statement on Form N-1A, as amended (Reg. Nos. 33-11371 and File No. 811-4982), with respect to the indemnification of Registrant's directors and officers, which is set forth below:

     Section 9.1. Indemnification of Officers, Directors, Employees and Agents. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

          (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

          (b)  the Corporation shall not indemnify any person unless:

               (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

               (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or
               (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph
               (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

          Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

          (1) such person shall provide adequately security for his undertaking;

          (2) the Corporation shall be insured against losses arising by reason of such advance; or

          (3) a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2 Insurance of Officers, Directors, Employees and Agents. The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

          Reference is made to Section 6 of the Registrant's Distribution Agreement with Heartland Advisors, Inc. ("Distributor") filed as Exhibit No. 6(a)(i) to Registrant's Registration Statement on Form N-1A, as amended (Reg. No. 33-11371 and File No. 811-4982), with respect to the indemnification of Registrant's directors and officers, which is set forth below:

     Section 6.  Indemnification.

          (a) The Distributor agrees to indemnify and hold harmless the Fund and each of its present or former directors, officers, employees, representatives and each person, if any, who controls or previously controlled the Fund within the meaning of Section 15 of the 1933 Act against any and all losses, liabilities, damages, claims or expenses (including the reasonable costs of investigating or defending any alleged loss, liability, damage, claims or expense and reasonable legal counsel fees incurred in connection therewith) to which the Fund or any such person may become subject under the 1933 Act, under any other statute, at common law, or otherwise, arising out of the acquisition of any Shares by any person which (i) may be based upon any wrongful act by the Distributor or any of the Distributor's directors, officers, employees or representatives, or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement, prospectus, shareholder report or other information covering Shares filed or made public by the fund or any amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading if such statement or omission was made in reliance upon information furnished to the Fund by the Distributor. In no case (i) is the Distributor's indemnity in favor of the Fund, or any person indemnified to be deemed to protect the Fund or such indemnified person against any liability to which the Fund or such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties or by reason of his reckless disregard of his obligations and duties under this Agreement or (ii) is the Distributor to be liable under its indemnity agreement contained in this Paragraph with respect to any claim made against the Fund or any person indemnified unless the fund or such person, as the case may be, shall have notified the Distributor in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the Fund or upon such person (or after the Fund or such person shall have received notice to such service on any designated agent). However, failure to notify the Distributor of any such claim shall not relieve the Distributor from any liability which the Distributor may have to the Fund or any person against whom such action is brought otherwise than on account of the Distributor's indemnity agreement contained in this Paragraph.

          The Distributor shall be entitled to participate, at its own expense, in the defense, or, if the Distributor so elects, to assume the defense of any suit brought to enforce any such claim, but, if the Distributor elects to assume the defense, such defense shall be conducted by legal counsel chosen by the Distributor and satisfactory to the Fund, to the persons indemnified defendant or defendants, in the suit. In the event that the Distributor elects to assume the defense of any such suit and retain such legal counsel, the Fund, the persons indemnified defendant or defendants in the suit, shall bear the fees and expenses of any additional legal counsel retained by them. If the Distributor does not elect to assume the defense of any such suit, the Distributor will reimburse the Fund and the persons indemnified defendant or defendants in such suit for the reasonable fees and expenses of any legal counsel retained by them. The Distributor agrees promptly to notify the Fund of the commencement of any litigation of proceedings against it or any of its officers, employees or representatives in connection with the issue or sale of any Shares.

     In addition, the Registrant maintains an Investment Advisor/Mutual Fund Professional Liability insurance policy with a $10 million limit of liability under which the Registrant and its affiliate, Heartland Advisors, Inc., and each of their respective directors and officers are named insureds.

          Registrant undertakes that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits
          --------

     See Exhibit Index following the Signature Page of this Registration Statement, which Exhibit Index is incorporated herein by this reference.

Item 17.  Undertakings
          ------------

     (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                  SIGNATURES

          As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on behalf of the Registrant, in the City of Milwaukee, and State of Wisconsin, on the 25th day of August, 1998.

                                         HEARTLAND GROUP, INC.



                                         By: /s/ Patrick J. Retzer
                                             ----------------------------------
                                               Patrick J. Retzer, Vice President

     As required by the Securities Act of 1933, this Pre-Effective Amendment No. 1 to the Registration Statement has been signed on this 25th day of August, 1998 by the following persons in the capacities indicated.


Signature                   Title
---------                   -----
/s/ William J. Nasgovitz*   Director and President (Chief Executive Officer)
------------------------
William J. Nasgovitz

/s/ Patrick J. Retzer       Director, Vice President and Treasurer (Chief
------------------------    Financial Officer)
Patrick J. Retzer

/s/ Paul T. Beste           Vice President and Principal Accounting Officer
------------------------    (Chief Accounting Officer)
Paul T. Beste

/s/ Hugh F. Denison*        Director
------------------------
Hugh F. Denison

/s/ A. Gary Shilling*       Director
------------------------
A. Gary Shilling

/s/ Willard H. Davidson*    Director
------------------------
Willard H. Davidson

/s/ Jon D. Hammes*          Director
------------------------
Jon D. Hammes

/s/ Linda F. Stephenson*    Director
------------------------
Linda F. Stephenson


*By: /s/ Patrick J. Retzer
     ---------------------
     Patrick J. Retzer

Pursuant to Power of Attorney
dated August 19, 1998.

                             HEARTLAND GROUP, INC.

                                 EXHIBIT INDEX

                                      TO

                      REGISTRATION STATEMENT ON FORM N-14


EXHIBIT                                                                                       FILED
NUMBER                                      DESCRIPTION                                     HEREWITH
-------                                     -----------                                     --------
(1)(a)        Articles of Incorporation*

(1)(b)        Form of Articles Supplementary to Articles of Incorporation filed with
              Maryland Department of Assessments and Taxation to withdraw the designation of and to discontinue, the series known as the Heartland
              Nebraska Tax Free fund*

(2)           Amended and Restated By-Laws*

(3)           None

(4)           Heartland Small Cap Contrarian Fund's Plan of Reorganization and
              Liquidation (included as Appendix B to the Proxy Statement/Prospectus, which is part of the Registration Statement on Form N-14)

(5)           None

(6)           Investment Advisory Agreement for Heartland Value Fund*

(7)(a)(i)     Distribution Agreement between Heartland Group, Inc. and Heartland
              Advisors, Inc.*

(7)(a)(ii)    Amendment No. 1 to Distribution Agreement between Heartland Group,
              Inc. and Heartland Advisors, Inc.*

(7)(b)        Form of Selected Dealer Agreements*

(7)(c)        Form of Selling Agreement for Banks*

(8)           None

(9)           Custodian Agreement*

(10)(a)       The Value Fund's Rule 12b-1 Plan*

(10)(b)       Heartland Group Inc.'s Amended and Restated Rule 12b-1 Plan*

(10)(c)       Form of Related Distribution Agreement for Rule 12b-1 Plan*

(11)          Opinion of Counsel regarding the legality of securities being registered**

(12)          Opinion of Counsel regarding certain tax matters and consequences to
              shareholders                                                                      X

(13)(a)       Transfer Agent/Dividend Disbursing Agent Agreement*

(13)(b)       Rule 10f-3 Plan*

(14)(a)       Consent of Independent Accountants                                                X


EXHIBIT                                                                                       FILED
NUMBER                                      DESCRIPTION                                     HEREWITH
-------                                     -----------                                     --------
(14)(b)       Consent of Counsel (included within Exhibits 11 and 12, respectively)

(15)          None

(16)          Powers of Attorney (included on Signature Page of the Registration
              Statement on Form N-14 previously filed)**

_________________

* Previously filed as part of the Registrant's Registration Statement on Form N-1A (Reg. No. 33-11371 and 1940 Act File No. 811-4982), or an amendment thereto, and incorporated herein by reference.

** Previously filed as part of the Registrant's Registration Statement on Form N-14 (Reg. No. 333-61847).